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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-121329 on Form S-1 of our report dated October 13, 2004 relating to the financial statements of BofI Holding, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
January 26, 2005